SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A)
of the Securities Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/          /    Preliminary Proxy Statement.
/        /    Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).
/      /    Definitive Proxy Statement.
/X    /    Definitive Additional Materials.
/       /    Soliciting Material Pursuant to § 240.14a-12.

CALVERT IMPACT FUND, INC.
CALVERT RESPONSIBLE INDEX SERIES, INC.
CALVERT SOCIAL INVESTMENT FUND
CALVERT WORLD VALUES FUND, INC.
THE CALVERT FUND
CALVERT MANAGEMENT SERIES
CALVERT VARIABLE PRODUCTS, INC.
CALVERT VARIABLE SERIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /    No fee required.

/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the
amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

/ /    Fee paid previously with preliminary materials.
/ /    Check box if any part of the fee is offset as provided by Exchange Act Rule

0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

As announced on October, 21, 2016, Ameritas Holding Company, the ultimate parent company of the investment adviser to the Calvert Funds, has entered into an asset purchase agreement with Eaton Vance Corp. and its newly formed subsidiary, Calvert Research and Management (“CRM”). Pursuant to the asset purchase agreement, CRM will acquire substantially all of the business assets of the Funds’ adviser subject to various conditions, including the approval by Fund shareholders of the proposals set forth in a proxy statement mailed on or about November 9, 2016. The proposals will be considered at a special meeting of shareholders called for Friday, December 16, 2016. The transaction is currently expected to occur by the end of 2016 or early 2017.
As discussed in the proxy statement, certain changes to the portfolio management teams of the Funds listed in the table below are anticipated following the closing. Introductory videos including the members of the anticipated portfolio management teams are accessible by clicking on the links set forth below. Any Calvert Fund not listed below is expected to maintain its existing portfolio management team.
Following the table are links to videos featuring Tom Faust, Chairman and CEO of Eaton Vance Corp., and John Streur, President and CEO of Calvert Investments, as well as current Calvert portfolio managers Vishal Khanduja and Brian Ellis, with Payson Swaffield, Chief Income Investment Officer of Eaton Vance.

Fund	Anticipated Portfolio Manager(S)	Introductory Video
Calvert Aggressive Allocation Fund	Vishal Khanduja, Daniel R. Strelow and Justin H. Bourgette	Calvert Allocation Funds video
Calvert Balanced Portfolio	Vishal Khanduja, Brian Ellis, Christopher Madden, Jade Huang, Charles B. Gaffney	Calvert Balanced and Calvert VP SRI Balanced Portfolio video
Calvert Conservative Allocation Fund	Vishal Khanduja, Daniel R. Strelow and Justin H. Bourgette	Calvert Allocation Funds video
Calvert Capital Accumulation Fund	Christopher Madden, Jade Huang and Charles B. Gaffney	Calvert Capital Accumulation Fund video
Calvert International Equity Fund	Christopher Madden, Jade Huang, Christopher Dyer and Ian Kirwan	Calvert International Equity Fund video
Calvert International Opportunities Fund	Christopher Madden, Jade Huang and Aidan Farrell	Calvert International Opportunities Fund video
Calvert Moderate Allocation Fund	Vishal Khanduja, Daniel R. Strelow and Justin H. Bourgette	Calvert Allocation Funds video
Calvert Small Cap Fund	Christopher Madden, Jade Huang, Michael D. McLean and J. Griffith Noble	Calvert Small Cap video
Calvert High Yield Bond Fund	Vishal Khanduja, Michael W. Weilheimer and Raphael Leeman	Calvert High Yield Bond Fund video
Calvert Tax-Free Responsible Impact Bond Fund	Vishal Khanduja, Cynthia J. Clemson and Craig R. Brandon	Calvert Tax-Free Responsible Impact Bond Fund video
Calvert Global Energy Solutions Fund	Christopher Madden, Jade Huang and Thomas C. Seto	Calvert Global Energy Solutions and Calvert Global Water Fund videos
Calvert Global Water Fund	Christopher Madden, Jade Huang and Thomas C. Seto	Calvert Global Energy Solutions and Calvert Global Water Fund videos
Calvert Developed Markets Ex-US Responsible Index Fund	Thomas C. Seto	Calvert Index Funds video
Calvert US Large Cap Core Responsible Index Fund	Thomas C. Seto	Calvert Index Funds video
Calvert US Large Cap Growth Responsible Index Fund	Thomas C. Seto	Calvert Index Funds video
Calvert US Large Cap Value Responsible Index Fund	Thomas C. Seto	Calvert Index Funds video
Calvert US Mid Cap Core Responsible Index Fund	Thomas C. Seto	Calvert Index Funds video
Calvert VP SRI Balanced Portfolio	Vishal Khanduja, Brian Ellis, Christopher Madden, Jade Huang, Charles B. Gaffney	Calvert Balanced and Calvert VP SRI Balanced Portfolio video
Calvert VP SRI Mid Cap Portfolio	Christopher Madden, Jade Huang and Charles B. Gaffney
Calvert VP EAFE International Index Portfolio	Thomas C. Seto
View the message to shareholders from Tom Faust and John Streur.
View the message to shareholders from Vishal Khanduja, Brian Ellis and Payson Swaffield regarding Calvert’s core taxable fixed-income funds.

ADDITIONAL INFORMATION
In connection with a special meeting of shareholders to be held on Friday, December 16, 2016, Calvert filed a definitive proxy statement relating to the proposed transaction with the Securities and Exchange Commission on November 3, 2016 and commenced mailing the definitive proxy statement and proxy card to Fund shareholders on or about November 9, 2016. BEFORE MAKING ANY VOTING DECISION, YOU ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY IN ITS ENTIRETY.
If you have any questions about our proxy statement or our Special Meeting, or if you need assistance with the voting procedures, including casting or changing your vote, you should contact Calvert’s proxy solicitor, Computershare, at 888-916-1719.
Investment in mutual funds involves risk, including possible loss of principal invested.
For more information on any Calvert fund, please contact your financial advisor, call Calvert at 800-368-2748, or visit www.calvert.com for a free summary prospectus and/or prospectus and/or a copy of the definitive proxy statement. An institutional investor should call Calvert at 800-327-2109. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest. You also can read the Funds’ SEC filings at the SEC’s website at www.sec.gov or at its public reference facility at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.

Calvert Capital Accumulation Fund

Jade Huang: My name is Jade Huang. I’m a member of the current portfolio management team of Calvert Capital Accumulation Fund. I’ve been at Calvert Investment Management since 2006, first as an equity analyst and more recently as a portfolio manager.

By now, many Fund shareholders have received proxy materials for an important Fund shareholder meeting to be held on December 16, 2016. At the meeting, shareholders will be asked to approve several proposals, including a new investment advisory agreement for the Fund with Calvert Research and Management, a newly formed subsidiary of Eaton Vance. Eaton Vance has entered into an agreement to purchase the business assets of Calvert Investment Management, which is the investment adviser to the Calvert Funds. In connection with this transaction, the Fund’s Board has unanimously voted to approve the new advisory agreement with Calvert Research and Management. In order for the new advisory agreement to be implemented, the transaction must close and Fund shareholders must approve the new advisory agreement with Calvert Research and Management.

Following receipt of the required shareholder approvals and the closing of the transaction, I expect to join Calvert Research and Management and will continue to be a member of the Fund’s portfolio management team.

Christopher Madden: I’m Chris Madden, and I also am a member of the Fund’s current portfolio management team. I’ve been at Calvert since 2003, first as an equity analyst and more recently as a portfolio manager. Like Jade, I expect to join Calvert Research and Management and will continue to manage the Fund.

Charles B. Gaffney: I’m Charlie Gaffney. If the new investment advisory agreement is approved and the Eaton Vance/Calvert transaction closes, I will become a member of the Fund’s portfolio management team. I’ve been with the Eaton Vance organization since 2003 and am an equity portfolio manager. I am looking forward to joining Jade and Chris as a portfolio manager of this Fund.

Jade Huang: The Fund seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks. If approved as investment adviser, Calvert Management and Research doesn’t intend to make material changes to the fund’s investment objective and expects to employ a substantially similar investment approach.

In managing the Fund, we will select securities primarily on the basis of fundamental research, including consideration of financial and environmental, social and governance factors consistent with Calvert’s Principles for Responsible Investment. We will utilize information provided by, and the expertise of, Calvert Research and Management’s research staff in making investment decisions. In selecting securities, we seek companies that have sustainable earnings and cash flow, a strong and durable financial profile, secular and cyclical growth prospects, and the ability to maintain a competitive position within its industry. We will employ a portfolio construction process that seeks to manage investment risk. This process includes the use of portfolio optimization tools, which help track the portfolio’s fundamental characteristics such as volatility, valuation and growth rate relative to the benchmark, and risk management techniques to assist in portfolio construction and monitoring and maintaining issuer and industry diversification among portfolio holdings. We may sell a security when believed to be fully valued, when the fundamentals of the company deteriorate, or to pursue alternative investment options.

Charles B. Gaffney: Eaton Vance and Calvert Research and Management understand the importance to Fund shareholders of responsible investing and are committed to the Calvert Principles for Responsible Investment. We are very excited by the opportunity to join Eaton Vance’s investment expertise and research capabilities with Calvert’s widely regarded sustainability research.

The proxy materials for the shareholder meeting contain additional information about the proposed new investment advisory agreement and the other proposals. We encourage Fund shareholders to read the proxy materials carefully and submit votes by completing and returning the proxy card or via telephone or the internet.

Calvert International Equity Fund

Jade Huang: My name is Jade Huang. I’m a member of the current portfolio management team of Calvert International Equity Fund. I’ve been at Calvert Investment Management since 2006, first as an equity analyst and more recently as a portfolio manager.

By now, many Fund shareholders have received proxy materials for an important Fund shareholder meeting to be held on December 16, 2016. At the meeting, shareholders will be asked to approve several proposals, including a new investment advisory agreement for the Fund with Calvert Research and Management, a newly formed subsidiary of Eaton Vance. Eaton Vance has entered into an agreement to purchase the business assets of Calvert Investment Management, which is the investment adviser to the Calvert Funds. In connection with this transaction, the Fund’s Board has unanimously voted to approve the new advisory agreement with Calvert Research and Management and a new sub-advisory agreement with Eaton Vance Management (International) Limited, or EVMI. In order for the new advisory and sub-advisory agreements to be implemented, the transaction must close and Fund shareholders must approve the new agreements.

Following receipt of the required shareholder approvals and the closing of the transaction, I expect to join Calvert Research and Management and will continue to be a member of the Fund’s portfolio management team.

Christopher Madden: I’m Chris Madden, and I also am a member of the Fund’s current portfolio management team. I’ve been at Calvert since 2003, first as an equity analyst and more recently as a portfolio manager. Like Jade, I expect to join Calvert Research and Management and will continue to manage the Fund.

Christopher Dyer: I’m Chris Dyer, Vice President of EVMI and Director of Global Equity for Eaton Vance. Prior to joining Eaton Vance in 2015, I was Head of European Equity at Goldman Sachs Asset Management in London, where I also served in various portfolio management roles during my tenure from 2001 to 2015. If the new investment advisory agreement and sub-advisory agreement are approved and the Eaton Vance/Calvert transaction closes, EVMI will become the Fund’s sub-adviser and I will join the Fund’s portfolio management team.

Ian Kirwan: I’m Ian Kirwan and, like Chris, I will join the Fund’s new portfolio management team following approval of EVMI as a new sub-adviser to the Fund. I joined EVMI as a global equity analyst in October 2015. Prior to that, I served in analyst and portfolio management roles at Qatar Investment Authority, Lazard Asset Management, Alliance Bernstein, and Schroder Investment Management. Chris and I look forward to joining Jade and Christopher as new members of the Fund’s portfolio management team.

Jade Huang: The Fund seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks of foreign companies. If approved as investment adviser and sub-adviser, Calvert Management and Research and EVMI don’t intend to make material changes to the fund’s investment objective and expect to employ a substantially similar investment approach.

In managing the Fund, we will select securities primarily on the basis of fundamental research, including consideration of financial and environmental, social and governance (or ESG) factors consistent with Calvert’s Principles for Responsible Investment. We will seek companies that we believe have strong business franchises but whose value is not yet fully reflected in their share prices. Such companies may include companies with a high return on invested capital, companies with a sustainable competitive advantage and/or companies with shareholder-friendly management teams. In selecting securities to implement the Fund’s core investment approach, we will seek companies that, in our opinion, are high in quality or improving in quality. We believe the Fund’s focus on valuation and quality companies may help dampen performance volatility in down markets. Securities may be sold if, in our opinion, the price moves above a fair level of valuation, the company’s fundamentals deteriorate, or to pursue more attractive investment opportunities.

Christopher Dyer: Eaton Vance and Calvert Research and Management understand the importance to Fund shareholders of responsible investing and are committed to the Calvert Principles for Responsible Investment. We are very excited by the opportunity to join Eaton Vance’s investment expertise and research capabilities with Calvert’s widely regarded sustainability research.

The proxy materials for the shareholder meeting contain additional information about the proposed new investment advisory agreement and the other proposals. We encourage Fund shareholders to read the proxy materials carefully and submit votes by completing and returning the proxy card or via telephone or the internet.

Calvert International Opportunities Fund

Jade Huang: My name is Jade Huang and currently I am a portfolio manager of several Calvert funds. I’ve been at Calvert Investment Management since 2006, first as an equity analyst and more recently as a portfolio manager.

By now, many shareholders of Calvert International Opportunities Fund have received proxy materials for an important shareholder meeting to be held on December 16, 2016. At the meeting, shareholders will be asked to approve several proposals, including a new investment advisory agreement for the Fund with Calvert Research and Management, a newly formed subsidiary of Eaton Vance. Eaton Vance has entered into an agreement to purchase the business assets of Calvert Investment Management, which is the investment adviser to the Calvert Funds. In connection with this transaction, the Fund’s Board has unanimously voted to approve the new advisory agreement with Calvert Research and Management and a new sub-advisory agreement with Eaton Vance Management (International) Limited, or EVMI. EVMI is proposed to replace the Fund’s current sub-advisers. In order for the new advisory and sub-advisory agreements to be implemented, the transaction must close and Fund shareholders must approve the new agreements.

Following receipt of the required shareholder approvals and the closing of the transaction, I expect to join Calvert Research and Management and become a member of the portfolio management team.

Christopher Madden: I’m Christopher Madden. Like Jade, I expect to join Calvert Research and Management and join the Fund’s portfolio management team. I’ve been at Calvert since 2003, first as an equity analyst and more recently as a portfolio manager.

Aidan M. Farrell: I’m Aidan Farrell, a Vice President of EVMI and a portfolio manager. Prior to joining EVMI in 2015, I was Managing Director at Goldman Sachs Asset Management where I also served as portfolio manager from 2008 to 2015. If the new investment advisory agreement and sub-advisory agreement are approved and the Eaton Vance/Calvert transaction closes, EVMI will become the Fund’s sub-adviser and I will join Jade and Chris as a member of the Fund’s portfolio management team.

Jade Huang: The Fund seeks long-term capital appreciation by investing primarily in stocks of non-U.S. small-cap to mid-cap companies. If approved as investment adviser and sub-adviser, Calvert Management and Research and EVMI don’t intend to make material changes to the fund’s investment objective and expect to employ a substantially similar investment approach.

In managing the Fund, we will seek to exploit inefficiencies in the small-cap market through fundamental bottom-up research, including consideration of financial and environmental, social and governance (or ESG) factors consistent with Calvert’s Principles for Responsible Investment. We will employ a disciplined valuation framework in pursuit of attractive risk adjusted returns, and will seek companies which may be best positioned to benefit from structural growth. We will look for companies that, in our opinion, are high in quality or improving in quality. Such companies typically are well positioned in an industry or niche benefiting from structural change, or companies with differentiated products or services that possess defendable barriers to entry, competitive advantages, and scalable businesses. Characteristics of such companies may also include attractive earnings growth, profit margins and returns on capital which, if invested well, can lead to attractive compound rates of return through an economic cycle. We may also seek companies characterized as an improver or a rebounder. Such companies are typically characterized by either (1) a catalyst or identifiable positive agent of change, which are not fully reflected in the company’s share price; or (2) a company whose price was negatively impacted by an overreaction to near-term news or the short-term focus of analysts and momentum investors. We will seek to manage investment risk by maintaining broad issuer and industry diversification among the Fund’s holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. Securities may be sold if, in our opinion, the price moves above a fair level of valuation, the company’s fundamentals deteriorate, or to pursue more attractive investment opportunities.

Aidan M. Farrell: Eaton Vance and Calvert Research and Management understand the importance to Fund shareholders of responsible investing and are committed to the Calvert Principles for Responsible Investment. We are very excited by the opportunity to join Eaton Vance’s investment expertise and research capabilities with Calvert’s widely regarded sustainability research.

The proxy materials for the shareholder meeting contain additional information about the proposed new investment advisory agreement and other proposals. We encourage Fund shareholders to read the proxy materials carefully and submit votes by completing and returning the proxy card or via telephone or the internet.

Calvert Balanced Portfolio and Calvert VP SRI Balanced Portfolio

Jade Huang: My name is Jade Huang. I am a member of the current portfolio management team of Calvert Balanced Portfolio and Calvert VP SRI Balanced Portfolio. I’ve been at Calvert Investment Management since 2006, first as an equity analyst and more recently as a portfolio manager.

By now, many Fund shareholders have received proxy materials for an important Fund shareholder meeting to be held on December 16, 2016. At the meeting, shareholders of each Fund will be asked to approve several proposals, including a new investment advisory agreement with Calvert Research and Management, a newly formed subsidiary of Eaton Vance. Eaton Vance has entered into an agreement to purchase the business assets of Calvert Investment Management, which is the investment adviser to the Calvert Funds. In connection with this transaction, each Fund’s Board has unanimously voted to approve the new advisory agreement with Calvert Research and Management. In order for each Fund’s new advisory agreement to be implemented, the transaction must close and Fund shareholders must approve the new advisory agreement with Calvert Research and Management.

Following receipt of the required shareholder approvals and the closing of the transaction, I expect to join Calvert Research and Management and continue to be a member of each Fund’s portfolio management team.

Christopher Madden: I’m Chris Madden, and I also am a member of the current balanced portfolio management team. I’ve been at Calvert since 2003, first as an equity analyst and more recently as a portfolio manager. Like Jade, I expect to join Calvert Research and Management and will continue to manage the Funds.

Vishal Khanduja: I’m Vishal Khanduja, a member of the current balanced portfolio management team. I currently serve as Vice President and Head of Taxable Fixed Income at Calvert and have been with the organization since 2012. Prior to joining Calvert, I was a portfolio manager on the global rates and currency team at Columbia Management. I also expect to join Calvert Research and Management and will continue to manage the Funds.

Brian Ellis: My name is Brian Ellis and I joined the balanced portfolio management team in 2015. I’ve been with Calvert since 2009 and have also served as a member of the Calvert Taxable Fixed Income team and as a business analyst. I also expect to join Calvert Research and Management and will continue to manage the Funds.

Charles B. Gaffney: I’m Charlie Gaffney. If the new investment advisory agreements are approved and the Eaton Vance/Calvert transaction closes, I will become a member of each Fund’s portfolio management team. I’ve been with the Eaton Vance organization since 2003 and am an equity portfolio manager. I’m looking forward to joining Jade, Christopher, Vishal and Brian as a portfolio manager of each Fund.

Jade Huang: The Calvert Balanced Portfolio and Calvert VP SRI Balanced Portfolio each seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity. If approved as investment adviser, Calvert Research and Management doesn’t intend to make material changes to the Funds’ investment objectives and expects to employ a substantially similar investment approach for each Fund.

Each Fund typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. In managing each Fund, we will monitor the Fund’s allocation and may rebalance or reallocate its assets based on our view of economic and market factors and events. The equity portion of each Fund will continue to be primarily a large cap core U.S. portfolio, although the Fund may also invest in foreign stocks and mid-cap stocks. Stocks will be selected primarily on the basis of fundamental research, utilizing the information provided by, and the expertise of, Calvert Research and Management’s research staff. The fixed-income portion of each Fund will continue to employ an active trading strategy, seeking total return. In selecting securities, we will consider financial and environmental, social and governance (ESG) factors consistent with Calvert’s Principles for Responsible Investment. We may sell a security when believed to be fully valued, when the fundamentals of the company deteriorate, or to pursue alternative investment options.

Charles B. Gaffney: Eaton Vance and Calvert Research and Management understand the importance to Fund shareholders of responsible investing and are committed to the Calvert Principles for Responsible Investment. We are very excited by the opportunity to join Eaton Vance’s investment expertise and research capabilities with Calvert’s widely regarded sustainability research.

The proxy materials for the shareholder meeting contain additional information about the proposed new investment advisory agreement and the other proposals. We encourage Fund shareholders to read the proxy materials carefully and submit votes by completing and returning the proxy card or via telephone or the internet.

Calvert Small Cap Fund

Jade Huang: My name is Jade Huang. I’m a member of the current portfolio management team of Calvert Small Cap Fund. I’ve been at Calvert Investment Management since 2006, first as an equity analyst and more recently as a portfolio manager.

By now, many Fund shareholders have received proxy materials for an important Fund shareholder meeting to be held on December 16, 2016. At the meeting, shareholders will be asked to approve several proposals, including a new investment advisory agreement for the Fund with Calvert Research and Management, a newly formed subsidiary of Eaton Vance. Eaton Vance has entered into an agreement to purchase the business assets of Calvert Investment Management, which is the investment adviser to the Calvert Funds. In connection with this transaction, the Fund’s Board has unanimously voted to approve the new advisory agreement with Calvert Research and Management. In order for the new advisory agreement to be implemented, the transaction must close and Fund shareholders must approve the new advisory agreement with Calvert Research and Management.

Following receipt of the required shareholder approvals and the closing of the transaction, I expect to join Calvert Research and Management and continue to be a member of the Fund’s portfolio management team.

Christopher Madden: I’m Chris Madden, and I am also a member of the Fund’s current portfolio management team. I’ve been at Calvert since 2003, first as an equity analyst and more recently as a portfolio manager. Like Jade, I expect to join Calvert Research and Management and will continue to manage the Fund.

Michael D. McLean: My name is Mike McLean. If the new investment advisory agreement is approved and the Eaton Vance/Calvert transaction closes, I will become a member of Fund’s portfolio management team. I’ve been with Eaton Vance since 2001 serving in both analyst and portfolio management roles.

J. Griffith Noble: I’m Griff Noble, like Michael, I also will join the Fund’s portfolio management team following approval of Calvert Research and Management as the Fund’s investment adviser. I’ve been with the Eaton Vance organization since 2012 and also serve as an analyst and portfolio manager. Mike and I look forward to joining Jade and Christopher in managing the Fund.

Jade Huang: Calvert Small Cap Fund seeks to provide long-term capital appreciation by investing primarily in small-cap common stocks of U.S. companies. If approved as investment adviser, Calvert Management and Research doesn’t intend to make material changes to the fund’s investment objective and expects to employ a substantially similar investment approach.

In managing the Fund, we will select securities primarily on the basis of fundamental research, including consideration of financial and environmental, social and governance (or ESG) factors consistent with Calvert’s Principles for Responsible Investment. In selecting companies for investment, we may consider overall growth prospects, financial strength, strength of the company’s business franchises and management team, competitive position, technology, marketing expertise, profit margins, return on investment, capital resources and other factors. We will seek to manage investment risk by maintaining broad issuer and industry diversification among the Fund’s holdings, by managing the Fund’s risk profile relative to its benchmark, and by utilizing fundamental analysis of risk/return characteristics in securities selection. We may sell a security when our price objective for the stock is reached, the fundamentals of the companies change, or to pursue more attractive investment options.

Michael D. McLean: Eaton Vance and Calvert Research and Management understand the importance to Fund shareholders of responsible investing and are committed to the Calvert Principles for Responsible Investment. We are very excited by the opportunity to join Eaton Vance’s investment expertise and research capabilities with Calvert’s widely regarded sustainability research.

The proxy materials for the shareholder meeting contain additional information about the proposed new investment advisory agreement and the other proposals. We encourage Fund shareholders to read the proxy materials carefully and submit votes by completing and returning the proxy card or via telephone or the internet.

Calvert Aggressive Allocation Fund
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund

Vishal Khanduja: My name is Vishal Khanduja and I’m a member of the current portfolio management team of Calvert’s Asset Allocation Funds. I also serve as Vice President and Head of Taxable Fixed Income at Calvert Investment Management and have been with the organization since July 2012.

By now, many Fund shareholders have received proxy material for an important Fund shareholder meeting to be held on December 16, 2016. At the meeting, shareholders of each Fund will be asked to approve several proposals, including a new investment advisory agreement with Calvert Research and Management, a newly formed subsidiary of Eaton Vance. Eaton Vance has entered into an agreement to purchase business assets of Calvert Investment Management, which is the investment adviser to the Calvert Funds. In connection with this transaction, the Funds’ Board has unanimously voted to approve the new advisory agreement with Calvert Research and Management. In order for each Fund’s new advisory agreement to be implemented, the transaction must close and the Fund shareholders must approve the new advisory agreement with Calvert Research and Management.

Following receipt of the required shareholder approval and the closing of the transaction, I expect to join Calvert Research and Management and continue to be a member of each Fund’s portfolio management team.

Daniel R. Strelow: I’m Dan Strelow. If the new investment advisory agreement is approved and the Eaton Vance/Calvert transaction closes, I will join the portfolio management team of each Asset Allocation Fund. I’m a portfolio manager at Eaton Vance and have been with the organization since 2005.

Justin H. Bourgette: I’m Justin Bourgette and, like Dan, I will join each Fund’s new portfolio management team following the approval of Calvert Research and Management as investment adviser. I’ve been with Eaton Vance since 2006 and currently am a portfolio manager.

Vishal Khanduja: Each Fund’s investment objectives and its typical asset allocation ranges are described in the prospectus. If approved as investment adviser, Calvert Management and Research does not intend to make material changes to the Funds’ investment objectives and expects to employ substantially similar investment approach for each Fund.

Each Fund will continue to invest in underlying Calvert fixed-income and equity funds that meet its investment criteria, including financial and environmental, social and governance (ESG) factors as described in the prospectus. Each Fund may also invest in cash and short-term money market instruments, and will invest in accordance with a target asset allocation range. Each Fund’s asset allocation strategy will incorporate both historical and forward-looking risk and return characteristics of various asset classes and correlations between asset classes to establish allocations intended to provide an optimal level of return for a given level of risk. Historical returns-based analysis and actual holdings data of the target underlying Calvert funds are then integrated to blend the styles of the underlying Calvert funds with the asset allocation policy. Morningstar will no longer serve as an asset allocation consultant or provide guidance on a Fund’s asset allocation strategy.

Daniel R. Strelow: Eaton Vance and Calvert Research and Management understand the importance to Fund shareholders of responsible investing and are committed to the Calvert Principles for Responsible Investment. We are very excited by the opportunity to join Eaton Vance’s investment expertise and research capabilities with Calvert’s widely regarded sustainability research.

The proxy materials for the shareholder meeting contain additional information about the proposed new investment advisory agreement and the other proposals. We encourage Fund shareholders to read the proxy materials carefully and submit votes by completing and returning the proxy card or via telephone or the internet.

Calvert Tax-Free Responsible Impact Bond Fund

Vishal Khanduja: My name is Vishal Khanduja and I currently serve as Vice President and Head of Taxable Fixed Income at Calvert Investment Management and have been with the organization since July 2012.

By now, many shareholders of Calvert Tax-Free Responsible Impact Bond Fund have received proxy materials for an important Fund shareholder meeting to be held on December 16, 2016. At the meeting, shareholders will be asked to approve several proposals, including a new investment advisory agreement for the Fund with Calvert Research and Management, a newly formed subsidiary of Eaton Vance. Eaton Vance has entered into an agreement to purchase the business assets of Calvert Investment Management, which is the investment adviser to the Calvert Funds. In connection with the transaction, the Fund’s Board has unanimously voted to approve the new advisory agreement with Calvert Research and Management. In order for the new advisory agreement to be implemented, the transaction must close and the Fund shareholders must approve the new advisory agreement with Calvert Research and Management.

Following receipt of the required shareholder approvals and the closing of the transaction, I expect to join Calvert Research and Management and manage the Fund along with Craig Brandon and Cindy Clemson.

Craig R. Brandon: I’m Craig Brandon. I have been a member of the Eaton Vance organization since 1998 and am a Vice President and portfolio manager.

Cynthia J. Clemson: My name is Cindy Clemson. I’ve been with the Eaton Vance organization since 1985 and also am a portfolio manager. Craig and I are looking forward to working with Vishal to manage the Fund.

Vishal Khanduja: The Fund seeks to earn the highest level of interest income, exempt from federal income taxes, as is consistent and prudent investment management, preservation of capital, and quality and maturity characteristics of the fund. If approved as investment adviser, Calvert Management and Research doesn’t intend to make material changes to the fund’s investment objectives and expects to employ a substantially similar investment approach.

The Fund will invest in a variety of tax-exempt obligations, including tax-supported debt, various types of revenue debt, special tax obligations, qualified private activity bonds, municipal leases, and certificates of participation in such investments. Our process for selecting obligations for purchase and sale will emphasize the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of that obligation in the market. In evaluating creditworthiness, we will consider ratings assigned by rating agencies and generally perform additional credit and investment analysis. In conjunction with our financial analysis, our comprehensive responsible investment principles, which include consideration of environmental, social and governance (or ESG) factors, will guide our investment research and decision-making. In addition, the Fund may invest in community impact bonds, including those that support affordable housing, prioritize education resources and provide assistance to those in the need.

Craig R. Brandon: Eaton Vance and Calvert Research and Management understand the importance to Fund shareholders of responsible investing and are committed to the Calvert Principles for Responsible Investment. We are very excited by the opportunity to join Eaton Vance’s investment expertise and research capabilities with Calvert’s widely regarded sustainability research.

The proxy materials for the shareholder meeting contain additional information about the proposed new investment advisory agreement and other proposals. We encourage Fund shareholders to read the proxy materials carefully and submit votes by completing and returning the proxy card or via telephone or the internet.

Calvert High Yield Bond Fund

Vishal Khanduja: My name is Vishal Khanduja and I’m a member of the current portfolio management team of Calvert High Yield Bond Fund. I currently serve as Vice President and Head of Taxable Fixed Income at Calvert Investment Management and have been with the organization since July 2012.

By now, many Fund shareholders have received proxy materials for an important Fund shareholder meeting to be held on December 16, 2016. At the meeting, shareholders will be asked to approve several proposals, including a new investment advisory agreement for the Fund with Calvert Research and Management, a newly formed subsidiary of Eaton Vance. Eaton Vance has entered into an agreement to purchase the business assets of Calvert Investment Management, which is the investment adviser to the Calvert Funds. In connection with the transaction, the Fund’s Board has unanimously voted to approve the new advisory agreement with Calvert Research and Management. In order for the new advisory agreement to be implemented, the transaction must close and the Fund shareholders must approve the new advisory agreement with Calvert Research and Management.

Following receipt of the required shareholder approval and the closing of the transaction, I expect to join Calvert Research and Management and continue to be a member of the Fund’s portfolio management team.

Michael W. Weilheimer: I’m Michael Weilheimer. If the new investment advisory agreement is approved and the Eaton Vance/Calvert transaction closes, I will join the portfolio management team of the Fund. I’ve been with Eaton Vance since 1990 and am a Vice President and portfolio manager.

Raphael Leeman: My name is Raphael Leeman and I’ve been with the Eaton Vance organization since 2007. I’m a high yield analyst and, like Michael, I will join the Fund’s new portfolio management team following approval of Calvert Research and Management as the Fund’s investment adviser.

Vishal Khanduja: The Fund seeks high current income with capital appreciation as a secondary goal. If approved as investment adviser, Calvert Management and Research doesn’t intend to make material changes to the fund’s investment objectives and expects to employ a substantially similar investment approach.

We will actively manage the Fund’s investments and securities may be bought and sold on a daily basis. We will monitor the credit quality of securities held by the Fund and other securities available to the Fund. Although we consider security ratings when making investment decisions, we perform our own credit and investment analysis utilizing various methodologies including “bottom up/top down” analysis and consideration of macroeconomic and technical factors, and do not rely primarily on the ratings assigned by the rating services. In conjunction with our financial analysis, our comprehensive responsible investment principles, which include consideration of environmental, social and governance (or ESG) factors, will guide our investment research and decision-making. We will attempt to improve the yield and preserve and enhance principal value through timely trading. We also will consider the relative value of securities in the marketplace in making investment decisions.

Michael W. Weilheimer: Eaton Vance and Calvert Research and Management understand the importance to the Fund shareholders of responsible investing and are committed to the Calvert’s Principles for Responsible Investment. We are very excited by the opportunity to join Eaton Vance’s investment expertise and research capabilities with Calvert’s widely regarded sustainability research.

The proxy materials for the shareholder meeting contain additional information about the proposed new investment advisory agreement and the other proposals. We encourage Fund shareholders to read the proxy materials carefully and submit votes by completing and returning the proxy card or via telephone or the internet.

Calvert Bond Portfolio
Calvert Green Bond Fund
Calvert Income Fund
Calvert Long-Term Income Fund
Calvert Ultra-Short Income Fund
Calvert Short Duration Income Fund
Calvert Unconstrained Bond Fund

Vishal Khanduja: My name is Vishal Khanduja and I’m a member of the current portfolio management team of Calvert Bond Portfolio, Calvert Green Bond Portfolio, Calvert Income Fund, Calvert Long-Term Income Fund Calvert Ultra Short Income Fund, Calvert Short Duration Income Fund and Calvert Unconstrained Bond Fund. I also serve as Vice President and Head of Taxable Fixed Income at Calvert Investment Management and have been with the organization since July 2012.

By now, many Fund shareholders have received proxy materials relating to an important Fund shareholder meeting to be held on December 16, 2016. At the meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement with Calvert Research and Management, a newly formed subsidiary of Eaton Vance. Eaton Vance has entered into an agreement to purchase business assets of Calvert Investment Management, which is the investment adviser to the Calvert Funds. In connection with this transaction, each Fund’s Board has unanimously voted to the new advisory agreement with Calvert Research and Management. In order for the new advisory agreements to be implemented, the transaction must close and each Fund’s shareholders must approve the new advisory agreement with the Calvert Research and Management.

Following receipt of the required shareholder approvals and closing of the transaction, I expect to join Calvert Research and Management and continue to be a member of the fixed income portfolio management team.

Brian Ellis: I’m Brian Ellis, also a member of Calvert’s current fixed income portfolio management team. I’ve been a member of the Calvert Taxable Fixed Income Team since May 2012 and portfolio manager since January 2015. Like Vishal, I expect to join Calvert Research and Management and will continue to manage Calvert’s fixed income funds.

Vishal Khanduja: Each Fund will continue to follow the investment approach described in its current prospectus. If approved as an investment adviser, Calvert Management and Research doesn’t intend to make material changes to the Funds’ investment objectives and expects to employ a substantially similar investment approach for each Fund.

Payson Swaffield: I am Payson Swaffield, Chief Income Investment Officer of Eaton Vance. Eaton Vance and Calvert Research and Management understand the importance to Fund shareholders of responsible investing and are committed to the Calvert Principles for Responsible Investment. We are very excited about the opportunity to join Eaton Vance’s core fixed-income investment resources with Calvert’s widely regarded sustainability research and strong capability in taxable fixed income.

The proxy materials for the shareholder meeting contain additional information about the proposed new investment advisory agreement and the other proposals. We encourage Fund shareholders to read the proxy materials carefully and submit votes by completing and returning the proxy card or via telephone or the internet.
Calvert Index funds

Jade Huang: My name is Jade Huang. I’ve been at Calvert Investment Management since 2006, first as an equity analyst and more recently as a portfolio manager of several Calvert funds.

By now, many Fund shareholders have received proxy materials relating to an important Fund shareholder meeting to be held on December 16, 2016. At the meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement with Calvert Research and Management, a newly formed subsidiary of Eaton Vance. Eaton Vance has entered into an agreement to purchase the business assets of Calvert Investment Management, which is the investment adviser to the Calvert Funds. The Funds’ Board has unanimously voted to approve the new advisory agreements with Calvert Research and Management. In order for the new advisory agreements to be implemented, the transaction must close and each Fund’s shareholders must approve the new advisory agreement with Calvert Research and Management.

Following receipt of the required shareholder approvals and the closing of the transaction, Tom Seto will become the portfolio manager of each Fund.

Thomas C. Seto: I’m Tom Seto. I currently am the Head of Investment Management at the Seattle Investment Center of Parametric Portfolio Associates LLC, which is an affiliate of Eaton Vance. I’ve been with Parametric since 1998 and also serve as a portfolio manager. If the new investment advisory agreement is approved and the Eaton Vance/Calvert transaction closes, I will also be a member of Calvert Research and Management and I look forward to the opportunity to serve as the portfolio manager of the Calvert index funds.

Each of Calvert’s Index funds follows the passive investment approach described in its current prospectus. If approved as investment adviser, Calvert Management and Research doesn’t intend to make material changes to the Funds’ investment objectives and expects to employ a substantially similar investment approach for each Fund.

Eaton Vance and Calvert Research and Management understand the importance to Fund shareholders of responsible investing and are committed to the Calvert Principles for Responsible Investment. We are very excited by the opportunity to serve as investment adviser to the Funds.

Jade Huang: The proxy materials for the shareholder meeting contain additional information about the proposed new investment advisory agreement and the other proposals. We encourage Fund shareholders to read the proxy materials carefully and submit votes by completing and returning the proxy card or via telephone or the internet.

Research Index Funds:
Calvert Global Water Fund
Calvert Global Energy Solutions Fund

Jade Huang: My name is Jade Huang. I am a member of the current portfolio management team for Calvert’s research index funds. I’ve been at Calvert Investment Management since 2006, first as an equity analyst and more recently as a portfolio manager.

By now, many Fund shareholders have received proxy materials relating to an important Fund shareholder meeting to be held on December 16, 2016. At the meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement with Calvert Research and Management, a newly formed subsidiary of Eaton Vance. Eaton Vance has entered into an agreement to purchase the business assets of Calvert Investment Management, which is the investment adviser to the Calvert Funds. The Funds’ Board has unanimously voted to approve the new advisory agreements with Calvert Research and Management. In order for the new advisory agreements to be implemented, the transaction must close and each Fund’s shareholders must approve the new advisory agreement with Calvert Research and Management.

Following receipt of the required shareholder approvals and the closing of the transaction, I expect to join Calvert Research and Management and continue to be a member of the Calvert research index funds’ portfolio management team.

Christopher Madden: I’m Chris Madden, also a member of Calvert’s research index funds’ current portfolio management team. I’ve been at Calvert since 2003, first as an equity analyst and more recently as a portfolio manager. Like Jade, I expect to join Calvert Research and Management and will continue to manage the Calvert’s research index funds.

Thomas C. Seto: I’m Tom Seto, Head of Investment Management at the Seattle Investment Center of Parametric Portfolio Associates LLC, an affiliate of Eaton Vance. I’ve been with Parametric since 1998 and am a portfolio manager. If the new investment advisory agreement is approved and the transaction closes, I will also be a member of Calvert Research and Management and will join Jade and Chris as a portfolio manager of the Funds.

Jade Huang: Each of Calvert’s research index funds follows the passive investment approach described in its current prospectus. If approved as investment adviser, Calvert Management and Research doesn’t intend to make material changes to the Funds’ investment objectives and expects to employ a substantially similar investment approach for each Fund.

Thomas C. Seto: Eaton Vance and Calvert Research and Management understand the importance to Fund shareholders of responsible investing and are committed to the Calvert Principles for Responsible Investment. We are very excited by the opportunity to serve as investment adviser to the Funds.

The proxy materials for the shareholder meeting contain additional information about the proposed new investment advisory agreement and the other proposals. We encourage Fund shareholders to read the proxy materials carefully and submit votes by completing and returning the proxy card or via telephone or the internet.

Tom Faust and John Streur

Tom Faust: I’m Tom Faust, Chairman and Chief Executive Officer of Eaton Vance. On October 21st, Eaton Vance announced that it has entered into an agreement to purchase the business assets of Calvert Investment Management, the investment adviser to the Calvert Funds. In connection with the transaction, Calvert Fund shareholders are being asked to approve a number of proposals, including an investment advisory agreement for the Funds with Calvert Research and Management, a newly formed subsidiary of Eaton Vance. Proxy materials for the shareholder meeting to be held on December 16th were recently distributed. The Boards of the Calvert Funds have carefully considered all the proposals, and unanimously recommend that shareholders vote FOR each proposal.

We see tremendous potential for Calvert to extend its leadership position among responsible investment managers by aligning with Eaton Vance. Through application of our management and distribution resources, we believe Eaton Vance can help Calvert become a meaningfully larger, better and more impactful company. As part of Eaton Vance, Calvert can apply responsible investing to a broader range of investment strategies and reach a far greater number of investors.

John Streur: Thanks Tom, I’m John Steur, President and Chief Executive Officer of Calvert. We at Calvert are extremely pleased that Eaton Vance has chosen to make Calvert the centerpiece of its expansion in responsible investing. By applying their investment management expertise, resources and oversight, we believe Eaton Vance can help Calvert fulfill its mission to deliver superior long-term performance to Fund shareholders and achieve positive impact by adhering to Calvert’s well-defined ESG and responsible investing principles.

The proxy materials for the shareholder meeting contain additional information about the proposed new investment advisory agreement and other proposals. We encourage Fund shareholders to read the proxy materials carefully and submit votes by completing and returning the proxy card or via telephone or the internet. We are very pleased to have in Eaton Vance a firm with substantial resources that really believes in Calvert’s unique mission in import responsible investing work. Thank You.